Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH MUST BE REASONABLY ACCEPTABLE TO THE COMPANY.

         THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT") is dated as of , 2007, among Bullion River Gold Corp., a Nevada corporation (the "COMPANY"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "PURCHASER" and collectively the "PURCHASERS"); and

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company shares of Common Stock and Warrants on the Closing Date.

         IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 DEFINITIONS. For all purposes of this Agreement:

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as these terms are used in and construed under Rule 144, and any investment fund or managed account that is managed on a discretionary basis by the same investment manager as a Purchaser.

                  "CLOSING" means the closing of the purchase and sale of the Common Stock and the Warrants under Section 2.1.

                  "CLOSING DATE" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the common shares of the Company with a par value of $0.001 per share, and any securities into which the common shares might be reclassified.

                  "COMMON STOCK EQUIVALENTS" means any securities of the Company or the Subsidiaries that would at any time entitle the holder to acquire Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

                  "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the Commission.

                  "LIENS" means a lien, charge, security interest, encumbrance, and right of first refusal, preemptive right or other restriction.

                  "MATERIAL ADVERSE EFFECT" is defined in Section 3.1(b).

                  "PER SHARE PURCHASE PRICE" equals $0.25, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

                  "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                   "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and each Purchaser, in the form of the Attachment 2.

                  "REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

                  "REQUIRED APPROVALS" is defined in Section 3.1(e).

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SECURITIES" means the Shares, the Warrants and the Warrant Shares.

                  "SECURITIES ACT" means the Securities Act of 1933.

                  "SHARES" means the shares of Common Stock issued or issuable to each Purchaser under to this Agreement.


                                       2 of 15

                  "SUBSCRIPTION AMOUNT" means, as to each Purchaser, the amount set below each Purchaser's signature block on the signature page, in United States dollars and in immediately available funds.

                   "SUBSIDIARY" means any subsidiary of the Company and any future direct or indirect subsidiary of the Company.

                  "TRADING DAY" means a day on which the Common Stock is quoted or traded on a Trading Market.

                  "TRADING MARKET" means the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or the OTC Bulletin Board.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Warrants and the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "WARRANTS" means the Common Stock Purchase Warrants in the form of the attached Attachment 1.

                  "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

                                  ARTICLE II.
                                PURCHASE AND SALE

         2.1 CLOSING. On the Closing Date, each Purchaser will purchase from the Company, severally and not jointly with the other Purchasers, and the Company will issue and sell to each Purchaser, (a) a number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price and (b) the Warrants as determined pursuant to Section 2.2(a)(iii). Upon satisfaction of the conditions set forth in Section 2.3, the Closing will occur at the offices of the Company or such other location as the parties will mutually agree.

         2.2 DELIVERIES.

                  (a) On the Closing Date, the Company will deliver or cause to be delivered to each Purchaser the following:

                           (i) this Agreement duly executed by the Company;

                           (ii) a certificate evidencing a number of Shares
                  equal to the Purchaser's Subscription Amount divided by the Per Share Purchase Price, registered in the name of the Purchaser;

                           (iii) a Warrant, registered in the name of the
                  Purchaser, pursuant to which the Purchaser has the right to acquire up to the number of shares of



                                       3 of 15

                  Common Stock equal to the Warrant Shares identified in the Securities Purchase Agreement to be issued to the Purchaser; and

                           (iv) the Registration Rights Agreement duly executed
                  by the Company.

                  (b) On the Closing Date, each Purchaser will deliver or cause to be delivered to the Company the following:

                           (i) this Agreement duly executed by the Purchaser;

                           (ii) the Purchaser's Subscription Amount by wire
                  transfer as per the wire instructions provided by the Company; and

                           (iii) the Registration Rights Agreement duly executed
                  by the Purchaser.

         2.3 CLOSING CONDITIONS.

                  (a) The obligations of the Company in connection with the Closing are subject to each of the following conditions being met:

                           (i) The representations and warranties of the
                  Purchasers are accurate in all material respects when they were made and on the Closing date.

                           (ii) The Purchasers have performed all obligations,
                  covenants and agreements required to be performed by the Closing Date.

                           (iii) The Purchasers have delivered the items set
                  forth in Section 2.2(b) of this Agreement.

                  (b) The respective obligations of the Purchasers in connection with the Closing are subject to each of the following conditions being met:

                           (i) The representations and warranties of the Company
                  are accurate in all material respects on the Closing Date.

                           (ii) The Company has performed all obligations,
                  covenants and agreements required to be performed by the Closing Date.

                           (iii) The Company has delivered the items set forth
                  in Section 2.2(a)of this Agreement.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Purchaser:

                  (a) SUBSIDIARIES. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the


                                       4 of 15
         issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

                  (b) ORGANIZATION AND QUALIFICATION. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing could not reasonably be expected to have (i) a material adverse effect on the legality, validity or enforceability of any Transaction Documents, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Documents (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

                  (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations under them. The Company's execution and delivery of each of the Transaction Documents and its consummation of the transactions contemplated by them have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in their connection other than in connection with the Required Approvals. Each Transaction Documents has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  (d) NO CONFLICTS. The Company's execution, delivery and performance of the Transaction Documents, its issuance and sale of the Shares and its consummation of the other transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or
         (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations).


                                       5 of 15

                  (e) FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with its execution, delivery and performance of the Transaction Documents, other than (i) the filing with the Commission of the Registration Statement, and (ii) any filings that are required by applicable federal and state securities laws (collectively, the "REQUIRED APPROVALS").

                  (f) ISSUANCE OF THE SECURITIES. The Shares and Warrants are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

                  (g) PRIVATE PLACEMENT. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers. The issuance and sale of the Securities does not contravene the rules and regulations of the Trading Market.

                  (h) INVESTMENT COMPANY. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will neither be nor be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company will conduct its business in such a manner that it will not become subject to the Investment Company Act.

                  (i) DISCLOSURE. The Company confirms that neither the Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated by it furnished by or on behalf of the Company with respect to the representations and warranties are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

                  (j) GENERAL SOLICITATION. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.


                                    6 of 15

                  (k) ACKNOWLEDGMENT REGARDING PURCHASERS' PURCHASE OF SHARES. The Company acknowledges that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated is merely incidental to the Purchasers' purchase of the Shares. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated by the Company and its representatives.

                  (l) ACKNOWLEDGMENT OF DILUTION. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Shares and Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

         Purchaser acknowledges that the Company does not make or has not made any representations or warranties with respect to the transactions contemplated other than those specifically set forth in this Section 3.1.

                  (m) ANTI-DILUTION PROTECTION. The Exercise Price of the Warrants and the Conversion Price of this stock shall be subject to adjustment for issuances of common stock or common stock equivalents at a purchase price less than the then-effective Exercise Price or Conversion Price, as the case may be, such that the Exercise Price or Conversion Price shall be adjusted using weighted average anti-dilution price protection based on such new issuances, subject to customary carve outs as subscribed in the Forms of Warrant. The Conversion Price of this stock will also be subject to proportional adjustment for stock splits, stock dividends, recapitalizations and the like.

                  (n) REGISTATION. The Company shall file a Registration Statement on Form SB-2 (or an alternative available form if the Company is not eligible to file a Form SB-2) covering the common shares and warrants shares no later than sixty (60) days following the Initial Closing and use its best efforts to have the registration Statement declared effective. The Company's obligation to register shares shall be limited to the number of shares the Company may register from time to time as permitted by the SEC's interpretation of SEC Rule 415.

                  (o) LIQUIDATION DAMAGES. If the Registration Statement is not filed within sixty (60) days after the Initial Closing, the Company will pay cash liquidated damages equal to 2.0% of the amount invested by the Purchaser. If the Registration Statement has not been declared effective within one hundred fifty (150) days after the filing date, the Company will pay cash liquidated damages equal to 1.0% of the amount of the invested by the Purchaser and for



                                    7 of 15
         each thirty (30) day period thereafter up to twenty four (24) months following the Initial Closing, however such Liquidated damages can be waived with the approval of at least 3/4 of the new purchase. Liquidated damages shall not apply to common shares underlying the warrants.

         3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

                  (a) ORGANIZATION; AUTHORITY. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations. The execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Purchaser. Each of the Transaction Documents to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with these terms, constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as limited by applicable law.

                  (b) INVESTMENT INTENT. The Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and that Purchaser is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling any of the Securities, has no present intention of distributing any of such Securities, and has no arrangement or understanding with any other persons regarding the distribution of the Securities (this representation and warranty does not limit the Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Purchaser is acquiring the Securities in the ordinary course of its business. Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c) DISCLOSURE OF INFORMATION. Purchaser carefully reviewed all filings made by the Company with the Commission as of the date of this Agreement and has received and carefully reviewed any information Purchaser has requested from the Company that Purchaser considers necessary or appropriate for deciding whether to acquire the Securities, including, without limitation, all material risk factors relating to the Company. Purchaser further represents that Purchaser has had ample opportunity to ask questions and receive answers from the Company concerning the information and the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given to Purchaser. Purchaser is making its investment in the Company after having reviewed, analyzed, sought professional advice regarding, and fully understanding the risk, uncertainties, and liabilities associated with the Company.

                  (d) PURCHASER STATUS. At the time Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it


                                    8 of 15
         will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or
         (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

                  (e) EXPERIENCE OF PURCHASER. Purchaser, either alone or together with its representatives, is knowledgeable, sophisticated, and experienced in business and financial matters and is capable of evaluating the merits and risks of the prospective investment in the Securities, and has evaluated the merits and risks of the investment. Purchaser is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of the investment.

                  (f) GENERAL SOLICITATION. Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

         The Company acknowledges that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated other than those specifically set forth in this Section 3.2.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 TRANSFER RESTRICTIONS.

                  (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement or in compliance with Rule 144, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion must be reasonably satisfactory to the Company, to the effect that the transfer does not require registration of the transferred Securities under the Securities Act. As a condition of transfer, any transferee must agree in writing to be bound by the terms of this Agreement and will have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchaser agrees to the imprinting, so long as it is required under the Securities Act and the rules and regulations promulgated under it, on any of the Securities any of the following legends or substantially similar legends:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR



                                    9 of 15

         IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH WILL BE REASONABLY ACCEPTABLE TO THE COMPANY.

         4.2 NON-PUBLIC INFORMATION. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless Purchaser has first executed a written agreement regarding the confidentiality and use of the information.

         4.3 USE OF PROCEEDS. The Company will use the net proceeds from the sale of the Securities for working capital purposes, current debt, and trade payables in the ordinary course of the Company's business, and not to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding litigation.

         4.4 RESERVATION OF COMMON STOCK. As of the date hereof, the Company has reserved and the Company will continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Shares and Warrant Shares on any exercise of the Warrants.

         4.5 DELIVERY OF SECURITIES AFTER CLOSING. The Company will deliver, or cause to be delivered, the respective Shares and Warrants purchased by each Purchaser to the Purchaser within 3 Trading Days of the Closing Date.

         4.6 RESALES BY PURCHASER. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the SEC takes the position that the coverage of short sales of shares of the Common Stock "against the box" before the Effective Date of the Registration Statement with the Shares is a violation of Section 5 of the Securities Act, as set forth in Item 65,
Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Accordingly, no Purchaser will use any of the Shares to cover any short sales made before the Effective Date. Further, each Purchaser will comply with any obligations it may have under Regulation M with respect to the resale of the Securities.

                                   ARTICLE V.
                                  MISCELLANEOUS

         5.1 TERMINATION. This Agreement may be terminated by any party, by written notice to the other parties, if the Closing has not taken place by the end of thirty days from the date of this Agreement; but no termination affects the right of any party to sue for any breach by the other party (or parties).

         5.2 FEES AND EXPENSES. Except as otherwise set forth in this Agreement, each party will pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by the party incident to the negotiation, preparation, execution,



                                    10 of 15
delivery and performance of this Agreement. The Company will pay all stamp and other taxes and duties levied in connection with the delivery of the Securities.

         5.3 ENTIRE AGREEMENT. The Transaction Documents, together with their exhibits and schedules, contain the entire understanding of the parties with respect to their subject matter and supersede all prior agreements and understandings, oral or written, with respect to these matters, which the parties acknowledge have been merged into the Transaction Documents and their exhibits and schedules.

         5.4 NOTICES. Any notices or other communications or deliveries required or permitted to be provided hereunder must be in writing and are deemed given and effective on the earliest of (a) the date of transmission, if the notice or communication is delivered via facsimile at the facsimile number set forth on the signature attached pages before 6:30 p.m. (Reno, Nevada, time) on a Trading Day, (b) the next Trading Day after the date of transmission, if the notice or communication is delivered via facsimile at the facsimile number set forth on the signature attached pages on a day that is not a Trading Day or later than 6:30 p.m. (Reno, Nevada, time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom the notice is required to be given. The address for notices and communications are as set forth on the attached signature pages.

         5.5 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement is deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement, nor does any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of the right.

         5.6 CONSTRUCTION. The headings in this Agreement are for convenience only, do not constitute a part of this Agreement, and cannot be deemed to limit or affect any of the provisions. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction can be applied against any party.

         5.7 SUCCESSORS AND ASSIGNS. This Agreement binds and inures to the benefit of the parties and their successors and permitted assigns and is not assignable.

         5.8 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties and their respective successors and permitted assigns and is not for the benefit of, nor may any provision be enforced by, any other Person.

         5.9 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents must be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law. All legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by the Transaction Documents



                                    11 of 15

(whether brought against a party or its respective affiliates, directors, officers, shareholders, employees or agents) must be commenced exclusively in the state and federal courts sitting in Reno. Each party irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Reno for the adjudication of any dispute in connection with the Transaction Documents, and irrevocably waives, and will not assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that it is an improper or inconvenient venue for the proceeding. The parties waive all rights to a trial by jury. If either party commences an action or proceeding to enforce any provisions of the Transaction Documents, then the non-prevailing party in the action or proceeding will reimburse the prevailing party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of the action or proceeding.

         5.10 EXECUTION. This Agreement may be executed in two or more counterparts and delivered to the other parties by any means; and the counterparts, taken together, are considered one and the same agreement, and any electronically delivered signature page is deemed to be an originally signed document.

         5.11 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement are not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute, and upon so agreeing, will incorporate the substitute provision in this Agreement.

         5.12 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company will issue or cause to be issued in exchange and substitution for and upon its cancellation, or in lieu of and substitution, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction and customary and reasonable indemnity, if requested. An applicant for a new certificate or instrument under such circumstances will pay any reasonable third-party costs associated with the issuance of the replacement Securities.

         5.13 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company is entitled to specific performance under the Transaction Documents.

         5.14 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser is responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. Nothing contained in any Transaction Documents, and no action taken by any Purchaser pursuant to them, can be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by the Transaction Documents. Each Purchaser is entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it is not be necessary for any other Purchaser to be joined as an additional party in any proceeding for this purpose. Each Purchaser has been represented by its own separate legal



                                    12 of 15
counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

                            (Signature pages follow.)






                                    13 of 15

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


BULLION RIVER GOLD CORP.                          ADDRESS FOR NOTICE:


By:______________________________________         3500 Lakeside Court, Suite 200
     Name:  Peter M. Kuhn                         Reno, NV 89509
     Title:    President                          Fax: 775-324-7893

With a copy to (which cannot constitute
notice):






                  [Remainder of page intentionally left blank.
                     Signature pages for purchasers follow.]


                                    14 of 15

       [Purchasers' signature pages to BLRV Securities Purchase Agreement]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser: ____________________________________________________________

Country of incorporation or residence: ________________________________________

SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: _______________________________

Name of Authorized Signatory: _________________________________________________


Title of Authorized Signatory: ________________________________________________
Email Address of Purchaser: ___________________________________________________

Address for notice of Purchaser:_______________________________________________

_______________________________________________________________________________



Address for delivery of Securities for Purchaser (if not same as above):

_______________________________________________________________________________
_______________________________________________________________________________

Subscription Amount: $______________________________

Shares: ______________________________

Warrant Shares: ($0.40)____________________________________

Warrant Shares: ($0.40) ________________________

EIN number: ____________________________________

Date:_______________________ 2007


                                  [Purchasers' signature pages continue]